UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21727
                                                     ---------
                        First Trust Mortgage Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: October 31
                                               ----------

                   Date of reporting period: October 31, 2014
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST                                                           BROOKFIELD

                                  FIRST TRUST
                           MORTGAGE INCOME FUND (FMY)

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2014

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statements of Changes in Net Assets.........................................  14
Statement of Cash Flows.....................................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  17
Report of Independent Registered Public Accounting Firm.....................  23
Additional Information......................................................  24
Board of Trustees and Officers..............................................  29
Privacy Policy..............................................................  31

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Mortgage Income Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
"AT A GLANCE"
AS OF OCTOBER 31, 2014 (UNAUDITED)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FMY
Common Share Price                                                      $15.12
Common Share Net Asset Value ("NAV")                                    $17.02
Premium (Discount) to NAV                                               (11.16)%
Net Assets Applicable to Common Shares                             $71,708,258
Current Monthly Distribution per Common Share (1)                       $0.085
Current Annualized Distribution per Common Share                        $1.020
Current Distribution Rate on Closing Common Share Price (2)               6.75%
Current Distribution Rate on NAV (2)                                      5.99%
--------------------------------------------------------------------------------


--------------------------------------------------------
    COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
            Common Share Price     NAV
10/13             15.79           17.63
                  15.91           17.58
                  15.89           17.61
                  15.95           17.62
                  15.89           17.65
11/13             15.70           17.63
                  15.50           17.62
                  15.16           17.56
                  15.33           17.52
12/13             15.52           17.47
                  15.60           17.54
                  15.63           17.70
                  15.79           17.71
                  15.90           17.70
1/14              15.79           17.68
                  15.76           17.66
                  15.80           17.70
                  15.86           17.72
2/14              15.94           17.72
                  15.82           17.67
                  15.94           17.65
                  15.79           17.64
3/14              15.74           17.59
                  15.88           17.56
                  15.94           17.57
                  16.00           17.62
4/14              16.01           17.58
                  15.95           17.50
                  15.88           17.58
                  15.99           17.58
                  16.08           17.60
5/14              16.01           17.58
                  15.70           17.59
                  15.71           17.57
                  15.82           17.57
6/14              15.90           17.55
                  15.76           17.53
                  15.79           17.48
                  15.77           17.41
7/14              15.72           17.39
                  15.43           17.37
                  15.45           17.38
                  15.60           17.35
                  15.52           17.37
8/14              15.50           17.35
                  15.49           17.32
                  15.46           17.39
                  15.37           17.34
9/14              15.20           17.31
                  14.96           17.20
                  14.88           17.14
                  15.00           16.96
                  15.04           17.01
10/14             15.12           17.02

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                 Average Annual Total Return
                                             -----------------------------------
                              1 Year Ended   5 Years Ended   Inception (5/25/05)
                                10/31/14       10/31/14          to 10/31/14
FUND PERFORMANCE (3)
NAV                              3.01%           6.17%              6.80%
Market Value                     2.17%           5.59%              4.96%

INDEX PERFORMANCE
Barclays Capital U.S. MBS:
  Agency Fixed Rate MBS Index    4.11%           3.58%              4.82%
--------------------------------------------------------------------------------


--------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
Weighted Average Duration                       1.45
Weighted Average Life (Years)                   6.54
--------------------------------------------------------


--------------------------------------------------------
                                            % OF TOTAL
ASSET CLASSIFICATION                        INVESTMENTS
--------------------------------------------------------
Mortgage-Backed Securities                     72.9%
U.S. Government Agency Mortgage-Backed
  Securities                                   26.8
Asset-Backed Securities                         0.3
--------------------------------------------------------
                                      Total   100.0%
                                              ======


--------------------------------------------------------
                                             % OF TOTAL
SECURITY TYPE                               INVESTMENTS
--------------------------------------------------------
Adjustable Rate Securities                     57.7%
Fixed Rate Securities                          29.7
Interest Only Securities                       12.6
--------------------------------------------------------
                                      Total   100.0%
                                              ======


--------------------------------------------------------
                                              % OF TOTAL
                                            FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
--------------------------------------------------------
AAA                                            30.3%
AA+                                            21.3
AA                                              1.1
A+                                             19.2
A                                               1.7
BBB+                                            0.9
BBB                                             0.3
BB+                                             0.6
BB                                              2.9
B                                               1.4
B-                                              1.9
CCC+                                            0.2
CCC                                            11.2
CCC-                                            0.9
CC                                              3.6
D                                               2.4
NR                                              0.1
--------------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 10/31/2014. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not Rated

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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

                                  SUB-ADVISOR

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $200 billion in assets under management as of September 30, 2014. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.

Brookfield Asset Management's public market activities are conducted by Brookfield, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and included global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $17 billion of assets under management as of September 30, 2014.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA - SENIOR DIRECTOR
CHRIS WU - DIRECTOR

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities ("MBS") representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

Within the Securitized Products universe, Agency Residential Mortgage-Backed Securities ("RMBS"), non-Agency RMBS and Commercial Mortgage-Backed Securities ("CMBS") all had strong returns for the fiscal year ended October 31, 2014 driven by improving collateral performance and strong investor demand.

On a macro level, economic conditions materially improved throughout 2014. Headline unemployment fell from 7.2% to 5.8% over the fiscal year. Non-farm payrolls averaged about a 220,000 per month increase through the period. This is an acceleration of job growth from about 200,000 per month, on average, in 2013. Consumer confidence rose from 72 at the start of the fiscal year to finish at 94, based upon the Confidence Board Consumer Confidence Index(R). Household debt burden has ticked up slightly, indicating more confident consumer spending, particularly in auto sales. Another area of increase is student loan debt, which at $1.2 trillion as of October 31, 2014 nationally, is second only to mortgages in contributing to total household debt. This debt is concentrated in a relatively narrow demographic band and may hold back first-time home buyers on the margin. The first-time home buyer also has fewer financing options than in prior cycles, compounding the effect. There is potential for government policy action to address student loan debt in the years to come.

Ten-year interest rates peaked above 3% briefly at the end of December 2013 before generally falling through October 31, 2014. The low point for yields was the 2.13% close in mid-October before ending the fiscal year slightly higher at 2.34%, on October 31, 2014.

The Federal Reserve has concluded its purchase program for Treasury bonds and Agency RMBS but will continue to reinvest paydowns. Agency RMBS issuance is very low; however, we have yet to see how October's steeply lower rates affected production. At some point, we expect Agency issuance will increase and will have to adjust as private investors now stand alone as buyers.

Away from Agency RMBS issuance, we are seeing little supply from dealer conduits and real estate investment trusts, historically a source of non-Agency mortgages. The Government Sponsored Enterprises ("GSEs") have turned into a material source of new issue mortgage credit through the issuance of risk-sharing securities. These securities convey a slice of risk from the GSEs guarantee portfolio. Issuance of these securities has picked up and the Director of the Federal Housing Finance Agency ("FHFA") signaled an interest in tripling

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014


the pace of issuance. During the Fund's fiscal year, Fannie Mae and Freddie Mac issued a combined $8.9 billion, still small in the context of non-Agency RMBS issuance historically, but notable given overall low levels of supply. CMBS issuance has slowed a bit with $60 billion in new unguaranteed deals and $53 billion in Agency-guaranteed CMBS for the period.

Within residential real estate, prices have been on a steady rise since the beginning of 2012. The pace of new construction has increased from approximately 600,000 to 1,000,000 units since the beginning of 2012 through October 31, 2014. This is still below long-term averages of approximately 1,500,000, suggesting that an oversupply of new homes will not imperil home prices. Given the lack of new construction after the financial crisis and a recovery in household formation, we see housing demand supporting prices for existing homes: the type that secure the mortgages in the Fund's portfolio. The last report from Case-Shiller showed a 5.6% year-over-year increase in its 20-city index. This represents a slowing of price increases from double digit gains through 2013.

Within commercial real estate, top-tier properties in major markets continue to improve and indeed prices now exceed peak levels from 2007. Secondary and tertiary markets continue to recover and the pace of recovery has increased since the middle of 2013. The availability of commercial mortgage credit has greatly improved, and the deal-making has now broadened beyond major markets. Oversupply has not been an issue in this real estate cycle, as new construction virtually came to a halt during the financial crisis in 2008 and 2009 and, with the exception of the multifamily sector, remains low. The relative lack of new construction should also assist further recovery in values as demand for space returns and the lead times required to deliver new space keeps supply in check. One area that continues to struggle is retail. Department store sales continue to decline and the malls they anchor have struggled in certain markets. We see no reason to see the trend reversing and choose to avoid CMBS with larger exposure to these weak retail properties.

Agency RMBS remains another key sector for the Fund. Rallies in interest rates and low volatility over the period resulted in positive performance for Agency RMBS. The 30-year mortgage rate dropped to 4% from 4.5% at the beginning of 2014 and the prices of mortgage bonds rose. The increase of prepayment speeds, however, was muted even though mortgage rates have dropped. Slow prepayment speeds were mostly due to a slow housing market and restrictive lending standards by mortgage banks, which mitigated the negative impact of lower interest rates on the valuation of premium coupon pools, and interest-only ("IO") securities that receive only the coupon associated with a pool of loans.

We remain positive on most securitized products for the next year, based on continued improvement in forecasts for collateral performance. Expansion of credit for borrowers has slowed versus market expectations and this remains an area of potential improvement for markets in which the Fund invests. Banks have been slow to expand borrowing beyond Agency-eligible loans and non-Agency eligible loans to otherwise very clean, typically high net worth borrowers. Putback risk for banks has been somewhat reduced through actions of the FHFA but banks remain very cautious in their underwriting of even agency eligible loans. That said, home prices continue to increase and rates remain low. As a result, we believe more borrowers should be able to refinance their mortgages, and homes which are for sale should attract a broader audience of buyers. Rents have been rising for several years, and with interest rates still low, many households have a financial incentive to purchase rather than rent. All of these dynamics support the current increase in home prices and potential for further increases.

PERFORMANCE ANALYSIS

For the one-year period ended October 31, 2014, the Fund had a total return1 of 3.01% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -10.44% to a discount to NAV of -11.16%, resulting in a total return(1) of 2.17%, based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index returned 4.11%.

In December 2013, many closed-end funds were hit by tax-motivated selling pressure and feared interest rate increases. This selling pressure caused NAV discounts to expand for many bond funds, including the Fund. Those concerns continue and the Fund remains at a substantial discount, albeit lower than the 13.75% reached in December 2013. Interestingly, some hedge funds and other active investors bought closed-end fixed-income funds to take advantage of the discount. With the passage of time, it is clear that the rate rise that worried retail investors has not occurred; in fact, just the opposite occurred. Interest rates fell during 2014. Overall, we believe the Fund is positioned to moderate the impact of interest rate increases. When interest rates do begin to rise, we believe we will see differentiated performance from the Fund.

All of the Fund's sectors rallied during the period with the exception of Agency derivatives, which reflected improved assumptions for collateral performance and tightening spreads. MBS remains one of the widest spread assets in fixed income, especially for investment-grade non-Agency RMBS and CMBS. As spreads have come in broadly, this spread advantage becomes more attractive. The other advantage

-------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

we see is in the substantial fraction of mortgage product that carries a floating-rate coupon. Many investors are trying to limit their exposure to fixed rates. For below investment-grade mortgage bonds, fundamental improvements and stronger economic data has pushed prices higher.

Agency MBS holdings in the Fund modestly underperformed the Agency Fixed Rate MBS Index, which benefited from falling interest rates. The Fund held about 12.6% of IO securities as of October 31, 2014, which were used to hedge against an interest rate rise. The valuation of IO securities was negatively impacted by falling interest rates as expectations for prepayment speeds rose. Lower prices of IOs therefore dragged the performance of Agency MBS holdings.

We anticipate short-term interest rates will begin to increase in the next 12 to 24 months as employment continues to strengthen and the Fed begins reversing years of stimulus. We believe the Fund is positioned with low interest rate risk and that the rise in short-term interest rates will be reflected in increased income as the Fund's floating rate investments reset to higher rates.

As of October 31, 2014, the Fund held approximately 11.0% cash as a percentage of gross assets. In October, the Fund sold some investment-grade senior CMBS bonds that had appreciated considerably among other assets, which resulted in an increase in the Fund's cash allocation. The Fund's primary purchases were investment-grade Prime Hybrid Adjustable Rate Mortgage RMBS and investment-grade CMBS. With limited new issuance, particularly in RMBS, it has been challenging to source attractive investment-grade mortgage assets with sufficient income. We continue to find attractive purchase candidates, albeit on a slower timeline. In addition to those purchases, the Fund sold a meaningful portion of below A rated assets. These sales allowed the Fund to recognize some large gains and keep the Fund in compliance with its 75% "A or better" ratings test. With this investment limit, we utilize flexibility to do relative value trading among A- or lower rated assets and put our best ideas to work. In particular, we are evaluating the Fund's BBB rated bonds, one of which we sold in third quarter. They consume precious credit capacity and typically earn little more yield than the Fund's "A or better" holdings.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of reverse repurchase agreements. Please note that the Fund's benchmark does not utilize leverage. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

As of October 31, 2014, the Fund's leverage was relatively low at 10.6% of Managed Assets, given that the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Leverage contributed positively to the Fund's performance during the reporting period. Borrowing costs were approximately 53 basis points annualized, which were substantially exceeded by the returns on the Agency Pools the Fund used as collateral.

Reverse repurchase borrowing remains expensive for many of the Fund's target asset classes. For this reason, we may continue to employ leverage below its maximum or choose alternative assets, such as Agency Guaranteed assets, to use as collateral. Financing costs may also fall, thereby reversing this current dynamic. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2014 and subject to change based on subsequent developments.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

   PRINCIPAL                                                           STATED       STATED
     VALUE                         DESCRIPTION                         COUPON      MATURITY         VALUE
----------------  ----------------------------------------------     ----------   ----------    --------------
MORTGAGE-BACKED SECURITIES - 73.1%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 61.1%
                  ACE Securities Corp. Home Equity Loan Trust
$      1,250,911     Series 2006-ASAP6, Class A2D (a)...........        0.37%      12/25/36     $      660,391
                  Banc of America Mortgage Trust
          80,293     Series 2002-L, Class 1A1 (a) (b)...........        2.62%      12/25/32             74,124
                  Bear Stearns Adjustable Rate Mortgage Trust
         619,383     Series 2004-9, Class 12A1 (a)..............        2.80%      11/25/34            618,869
         499,292     Series 2005-5, Class A2 (a)................        2.26%      08/25/35            502,575
                  Chase Mortgage Finance Trust
         452,929     Series 2007-A1, Class 1A3 (a)..............        2.55%      02/25/37            448,308
                  Countrywide Alternative Loan Trust
         662,603     Series 2006-41CB, Class 2A17...............        6.00%      01/25/37            578,200
          76,901     Series 2007-11T1, Class A37 (b) (c)........       39.11%      05/25/37            135,725
                  Countrywide Home Loan Mortgage
                     Pass-Through Trust
       1,126,772     Series 2003-46, Class 2A1 (a)..............        2.76%      01/19/34          1,123,268
         622,277     Series 2006-21, Class A8...................        5.75%      02/25/37            592,032
         920,071     Series 2006-HYB5, Class 3A1A (a)...........        2.55%      09/20/36            782,258
                  Credit Suisse First Boston Mortgage
                     Securities Corp.
       1,417,043     Series 2004-AR2, Class 1A1 (a) (b).........        2.67%      03/25/34          1,404,507
       1,337,133     Series 2004-AR8, Class 6A1 (a).............        2.40%      09/25/34          1,345,672
                  DSLA Mortgage Loan Trust
       1,249,438     Series 2004-AR3, Class 2A2A (a)............        0.53%      07/19/44          1,215,812
       1,172,157     Series 2007-AR1, Class 2A1A (a)............        0.30%      04/19/47            972,823
                  GMAC Mortgage Corporation Loan Trust
         228,753     Series 2004-AR1, Class 22A (a).............        2.89%      06/25/34            220,761
                  GSR Mortgage Loan Trust
         393,395     Series 2005-AR1, Class 4A1 (a).............        4.43%      01/25/35            386,060
                  Harborview Mortgage Loan Trust
         177,827     Series 2004-1, Class 2A (a)................        2.38%      04/19/34            178,262
         789,100     Series 2004-6, Class 3A1 (a)...............        2.61%      08/19/34            763,002
                  JP Morgan Mortgage Trust
       2,031,117     Series 2005-ALT1, Class 4A1 (a)............        5.18%      10/25/35          1,915,497
         545,976     Series 2006-A2, Class 4A1 (a)..............        2.50%      08/25/34            541,325
         185,719     Series 2006-A2, Class 5A3 (a)..............        2.47%      11/25/33            186,548
                  JP Morgan Re-REMIC
       1,348,862     Series 2009-7, Class 12A1 (d)..............        6.25%      01/27/37          1,429,058
                  MASTR Asset Backed Securities Trust
       1,199,334     Series 2006-HE5, Class A3 (a)..............        0.31%      11/25/36            814,602
         247,235     Series 2006-HE5, Class A4 (a) (b)..........        0.37%      11/25/36            169,448
       1,728,627     Series 2006-NC2, Class A3 (a)..............        0.26%      08/25/36            918,041
         789,035     Series 2006-NC2, Class A5 (a)..............        0.39%      08/25/36            428,876
                  Mellon Residential Funding Corp.
                     Mortgage Pass-Through Trust
         670,815     Series 2001-TBC1, Class A1 (a).............        0.85%      11/15/31            668,148
         706,523     Series 2002-TBC2, Class A (a)..............        1.01%      08/15/32            673,830


Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

   PRINCIPAL                                                           STATED       STATED
     VALUE                         DESCRIPTION                         COUPON      MATURITY         VALUE
----------------  ----------------------------------------------     ----------   ----------    --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Morgan Stanley Mortgage Loan Trust
$        507,450     Series 2004-7AR, Class 2A6 (a).............        2.47%      09/25/34     $      509,471
                  Provident Funding Mortgage Loan Trust
         281,530     Series 2005-1, Class 1A1 (a)...............        2.50%      05/25/35            281,934
                  Residential Accredit Loans, Inc.
         258,262     Series 2006-QO1, Class 2A1 (a).............        0.42%      02/25/46            153,927
                  Residential Funding Mortgage Securities I
          49,949     Series 2005-S5, Class A5 (b)...............        5.25%      07/25/35             50,123
                  Securitized Asset Backed Receivables LLC
       1,215,748     Series 2007-BR2, Class A2 (a)..............        0.38%      02/25/37            726,264
                  Structured Adjustable Rate Mortgage Loan Trust
         764,161     Series 2004-2, Class 4A2 (a)...............        2.51%      03/25/34            766,977
                  Thornburg Mortgage Securities Trust
         676,013     Series 2003-4, Class A1 (a)................        0.79%      09/25/43            653,632
         582,448     Series 2005-1, Class A3 (a)................        2.23%      04/25/45            588,908
                     Wachovia Mortgage Loan Trust, LLC
         586,026     Series 2006-A, Class 3A1 (a)...............        2.66%      05/20/36            565,843
                  WaMu Mortgage Pass-Through Certificates
         924,565     Series 2004-AR1, Class A (a)...............        2.41%      03/25/34            925,371
         934,207     Series 2004-AR10, Class A1B (a)............        0.57%      07/25/44            902,925
         706,017     Series 2004-AR13, Class A1A (a)............        0.51%      11/25/34            682,947
         993,989     Series 2005-AR1, Class A1A (a).............        0.47%      01/25/45            939,426
       1,357,490     Series 2005-AR11, Class A1A (a)............        0.47%      08/25/45          1,308,717
         103,193     Series 2005-AR2, Class 2A21 (a)............        0.48%      01/25/45             95,769
       1,135,189     Series 2005-AR2, Class 2A23 (a)............        0.53%      01/25/45          1,057,759
       1,291,631     Series 2005-AR6, Class 2A1A (a)............        0.38%      04/25/45          1,243,795
         585,313     Series 2005-AR9, Class A1A (a).............        0.47%      07/25/45            562,667
         969,735     Series 2006-AR2, Class 1A1 (a).............        2.33%      03/25/36            904,793
       1,182,506     Series 2006-AR5, Class A1A (a).............        1.10%      06/25/46          1,034,810
                  Washington Mutual Alternative Mortgage
                     Pass-Through Certificates
          45,497     Series 2007-5, Class A11 (b) (c)...........       38.57%      06/25/37             90,093
                  Washington Mutual MSC Mortgage
                     Pass-Through Certificates
         363,709     Series 2004-RA1, Class 2A..................        7.00%      03/25/34            387,008
                  Wells Fargo Mortgage Backed Securities Trust
         716,455     Series 2003-H, Class A1 (a)................        2.62%      09/25/33            726,011
         547,609     Series 2004-A, Class A1 (a)................        2.64%      02/25/34            552,209
       1,921,849     Series 2004-R, Class 1A1 (a)...............        2.62%      09/25/34          1,953,831
         533,291     Series 2004-S, Class A1 (a)................        2.62%      09/25/34            545,130
         944,048     Series 2004-Y, Class 1A2 (a)...............        2.61%      11/25/34            942,155
         513,642     Series 2005-AR10, Class 2A17 (a)...........        2.61%      06/25/35            516,654
       1,076,919     Series 2005-AR16, Class 1A1 (a)............        2.59%      08/25/33          1,100,462
         445,420     Series 2005-AR3, Class 2A1 (a).............        2.60%      03/25/35            449,293
         773,492     Series 2005-AR8, Class 1A1 (a).............        2.61%      06/25/35            787,572
       1,002,471     Series 2006-AR10, Class 5A2 (a)............        2.62%      07/25/36            964,603


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

   PRINCIPAL                                                           STATED       STATED
     VALUE                         DESCRIPTION                         COUPON      MATURITY         VALUE
----------------  ----------------------------------------------     ----------   ----------    --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Wells Fargo Mortgage Backed Securities
                     Trust (Continued)
$        438,330     Series 2007-16, Class 1A1..................        6.00%      12/28/37     $      454,632
         548,403     Series 2007-2, Class 1A13..................        6.00%      03/25/37            535,998
         127,704     Series 2007-8, Class 2A2...................        6.00%      07/25/37            126,519
                                                                                                --------------
                                                                                                    43,836,250
                                                                                                --------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.0%
                  Banc of America Commercial Mortgage Trust
       1,000,000     Series 2006-6, Class AJ....................        5.42%      10/10/45          1,035,233
         650,000     Series 2007-3, Class AJ, STRIP.............        5.56%      06/10/49            675,716
                  Bayview Commercial Asset Trust
         821,420     Series 2004-2, Class A (a) (d).............        0.58%      08/25/34            782,088
                  Commercial Mortgage Trust
         950,000     Series 2005-GG5, Class AM..................        5.28%      04/10/37            981,069
         650,000     Series 2007-GG11, Class AJ, STRIP..........        6.05%      12/10/49            681,164
                  JP Morgan Chase Commercial Mortgage
                     Securities Trust
       1,500,000     Series 2007-LD12, Class A4.................        5.88%      02/15/51          1,641,728
                  LB-UBS Commercial Mortgage Trust
         420,000     Series 2007-C1, Class AM...................        5.46%      02/15/40            452,089
         100,000     Series 2007-C2, Class AM...................        5.49%      02/15/40            106,220
                  Mid-State Capital Corp. Trust
         596,675     Series 2004-1, Class M1....................        6.50%      08/15/37            645,049
                  VNDO Mortgage Trust
         900,000     Series 2012-6AVE, Class A (d)..............        3.00%      11/15/30            896,412
                  Wachovia Bank Commercial Mortgage Trust
         650,000     Series 2007-C33, Class AJ, STRIP...........        5.94%      02/15/51            684,808
                                                                                                --------------
                                                                                                     8,581,576
                                                                                                --------------
                  TOTAL MORTGAGE-BACKED SECURITIES.........................................         52,417,826
                  (Cost $51,392,664)                                                            --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 26.9%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0%
                  Federal Home Loan Mortgage Corp.
       1,999,362     Series 2807, Class SB, IO (c)..............        7.30%      11/15/33            370,664
          13,874     Series 3195, Class SX (b) (c)..............       45.16%      07/15/36             36,763
         301,431     Series 3562, Class KI, IO (b)..............        4.50%      11/15/22              6,261
       2,264,217     Series 3619, Class EI, IO (b)..............        4.50%      05/15/24            144,547
       1,722,762     Series 3692, Class PS, IO (b) (c)..........        6.45%      05/15/38            144,677
       3,818,984     Series 3726, Class KI, IO..................        3.50%      04/15/25            291,596
       2,785,454     Series 3870, Class WS, IO (c)..............        6.45%      06/15/31            466,458
       1,568,888     Series 4206, Class IA, IO (b)..............        3.00%      03/15/33            241,882
                  Federal National Mortgage Association
         758,139     Series 2005-122, Class SN (c)..............       27.99%      01/25/36            970,925
         177,800     Series 2008-50, Class AI, IO (b)...........        5.50%      06/25/23              9,970
       3,946,499     Series 2010-103, Class ID, IO (b)..........        5.00%      09/25/40            684,005


Page 8                See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

   PRINCIPAL                                                           STATED       STATED
     VALUE                         DESCRIPTION                         COUPON      MATURITY         VALUE
----------------  ----------------------------------------------     ----------   ----------    --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      6,818,461     Series 2010-139, Class KI, IO (b)..........        1.09%      12/25/40     $      317,499
         673,827     Series 2010-142, Class PS, IO (b) (c)......        5.90%      05/25/40             51,943
         968,559     Series 2010-145, Class TI, IO (b)..........        3.50%      12/25/20             64,663
       2,791,808     Series 2010-40, Class MI, IO (b)...........        4.50%      08/25/24            166,803
       4,038,450     Series 2012-112, Class BI, IO..............        3.00%      09/25/31            558,954
       2,960,128     Series 2012-125, Class MI, IO (b)..........        3.50%      11/25/42            527,931
       4,148,338     Series 2013-32, Class IG, IO (b)...........        3.50%      04/25/33            694,944
                  Federal National Mortgage Association, STRIP
       2,865,198     Series 406, Class 6, IO (b)................        4.00%      01/25/41            390,356
                  Government National Mortgage Association
         974,839     Series 2009-65, Class NJ, IO (b)...........        5.50%      07/20/39             84,074
       3,143,640     Series 2010-115, Class IQ, IO..............        4.50%      11/20/38            394,788
       6,546,726     Series 2011-131, Class EI, IO..............        4.50%      08/20/39            548,216
       1,011,078     Series 2011-69, Class CI, IO (b)...........        5.00%      03/20/36             31,149
                                                                                                --------------
                                                                                                     7,199,068
                                                                                                --------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.0%
                  Government National Mortgage Association
      16,363,670     Series 2011-152, Class IO, IO (a)..........        1.30%      08/16/51            907,202
       8,459,893     Series 2012-100, Class IO, IO (a) (e)......        0.83%      08/16/52            528,764
      11,672,957     Series 2012-70, Class IO, IO (a) (e).......        0.97%      08/16/52            725,994
       7,235,263     Series 2012-78, Class IO, IO (a) (e).......        1.05%      06/16/52            491,448
       2,534,367     Series 2012-95, Class IO, IO (a) (e).......        0.98%      02/16/53            192,794
                                                                                                --------------
                                                                                                     2,846,202
                                                                                                --------------
                  PASS-THROUGH SECURITIES - 12.9%
       1,000,000     Fannie Mae Pool............................        4.00%      11/30/44          1,061,719
                     Fannie Mae REMICs
         926,416     Series 2005-83, Class LZ...................        5.50%      10/25/35            962,628
                     Federal Home Loan Mortgage Corp.
       1,679,561     Pool A94738 (e)............................        4.50%      11/01/40          1,820,476
         758,747     Pool K36017 (e)............................        5.00%      09/01/47            825,149
                     Federal National Mortgage Association
       1,877,253     Pool 831145 (e)............................        6.00%      12/01/35          2,147,749
       2,099,407     Pool 843971 (e)............................        6.00%      11/01/35          2,410,191
                                                                                                --------------
                                                                                                     9,227,912
                                                                                                --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES..................         19,273,182
                  (Cost $22,604,191)                                                            --------------


                    See Notes to Financial Statements                     Page 9

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

   PRINCIPAL                                                           STATED       STATED
     VALUE                         DESCRIPTION                         COUPON      MATURITY         VALUE
----------------  ----------------------------------------------     ----------   ----------    --------------
ASSET-BACKED SECURITIES - 0.3%

                  Green Tree Financial Corp.
$         54,564     Series 1997-2, Class A6 (b)................        7.24%      06/15/28     $       57,027
          70,370     Series 1997-3, Class A6 (b)................        7.32%      03/15/28             75,147
          79,065     Series 1997-7, Class A6 (b)................        6.76%      07/15/28             82,601
                                                                                                --------------
                  TOTAL ASSET-BACKED SECURITIES............................................            214,775
                  (Cost $214,609)                                                               --------------

                  TOTAL INVESTMENTS - 100.3%...............................................         71,905,783
                  (Cost $74,211,464) (f)                                                        --------------

    PRINCIPAL
      VALUE                                       DESCRIPTION                                       AMOUNT
----------------  -------------------------------------------------------------------------     --------------

REVERSE REPURCHASE AGREEMENTS - (11.8%)

      (1,257,000) With JP Morgan 1.00% dated 10/06/14, to be repurchased at
                      $1,258,086 on 11/06/14...............................................         (1,257,000)
      (4,290,000) With JP Morgan 0.34% dated 10/06/14, to be repurchased at
                      $4,286,707 on 01/05/15...............................................         (4,290,000)
      (2,522,000) With JP Morgan 0.37% dated 10/14/14, to be repurchased at
                      $2,524,333 on 01/12/15...............................................         (2,522,000)
        (402,000) With JP Morgan 1.00% dated 10/27/14, to be repurchased at
                      $402,336 on 11/26/14.................................................           (402,000)
                                                                                                --------------
                  TOTAL REVERSE REPURCHASE AGREEMENTS......................................         (8,471,000)
                                                                                                --------------

                  NET OTHER ASSETS AND LIABILITIES - 11.5%.................................          8,273,475
                                                                                                --------------
                  NET ASSETS - 100.0%......................................................     $   71,708,258
                                                                                                ==============

-----------------------------

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2014.

(b) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor.

(c) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at October 31, 2014.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2014, securities noted as such amounted to $3,107,558, or 4.33% of net assets.

(e) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(f) Aggregate cost for federal income tax purposes is $73,904,992. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,580,078 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,579,287.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL         LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2014        PRICES          INPUTS           INPUTS
---------------------------------------------------    ------------    ------------    -------------    ------------
Mortgage-Backed Securities.........................    $ 52,417,826    $         --    $  52,417,826    $         --
U.S. Government Agency Mortgage-Backed Securities..      19,273,182              --       19,273,182              --
Asset-Backed Securities............................         214,775              --          214,775              --
                                                       ------------    ------------    -------------    ------------
Total Investments..................................    $ 71,905,783    $         --    $  71,905,783    $         --
                                                       ============    ============    =============    ============


                                                 LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2014        PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Reverse Repurchase Agreements......................    $ (8,471,000)   $         --    $  (8,471,000)   $         --
                                                       ============    ============    =============    ============

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


                        See Notes to Financial Statements                Page 11

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value
   (Cost $74,211,464)..........................................................................      $ 71,905,783
Cash...........................................................................................         9,081,316
Restricted cash................................................................................            50,000
Interest receivable............................................................................           363,167
Prepaid expenses...............................................................................             5,887
                                                                                                     ------------
   Total Assets................................................................................        81,406,153
                                                                                                     ------------
LIABILITIES:
Reverse repurchase agreements..................................................................         8,471,000
Payables:
   Investment securities purchased.............................................................         1,060,708
   Investment advisory fees....................................................................            68,368
   Audit and tax fees..........................................................................            50,200
   Administrative fees.........................................................................            17,941
   Printing fees...............................................................................            12,192
   Transfer agent fees.........................................................................             6,335
   Custodian fees..............................................................................             3,623
   Interest on reverse repurchase agreements...................................................             2,487
   Legal fees..................................................................................             2,288
   Trustees' fees and expenses.................................................................             1,467
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................               515
                                                                                                     ------------
   Total Liabilities...........................................................................         9,697,895
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 71,708,258
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 78,018,766
Par value......................................................................................            42,131
Accumulated net investment income (loss).......................................................           351,511
Accumulated net realized gain (loss) on investments............................................        (4,398,469)
Net unrealized appreciation (depreciation) on investments......................................        (2,305,681)
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 71,708,258
                                                                                                     ============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............      $      17.02
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,213,115
                                                                                                     ============


Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME:
Interest.......................................................................................      $  5,624,951
                                                                                                     ------------
   Total investment income.....................................................................         5,624,951
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           830,027
Administrative fees............................................................................           114,939
Excise tax expense.............................................................................           110,924
Audit and tax fees.............................................................................            51,904
Interest expense on reverse repurchase agreements..............................................            49,301
Transfer agent fees............................................................................            40,226
Printing fees..................................................................................            31,117
Trustees' fees and expenses....................................................................            17,194
Custodian fees.................................................................................            14,602
Financial reporting fees.......................................................................             9,250
Legal fees.....................................................................................             4,211
Other..........................................................................................            41,855
                                                                                                     ------------
   Total expenses..............................................................................         1,315,550
                                                                                                     ------------
NET INVESTMENT INCOME..........................................................................         4,309,401
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................          (396,097)
   Net increase from payment by the sub-advisor (a)............................................             1,180
   Net change in unrealized appreciation (depreciation) on investments.........................        (2,167,601)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (2,562,518)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  1,746,883
                                                                                                     ============

(a) See Note 3 in the Notes to Financial Statements.


                        See Notes to Financial Statements                Page 13

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                             ENDED            ENDED
                                                                                          10/31/2014       10/31/2013
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss).......................................................     $    4,309,401   $    5,229,032
Net realized gain (loss)...........................................................           (396,097)       1,859,581
Net increase from payment by the sub-advisor (a)...................................              1,180            5,310
Net change in unrealized appreciation (depreciation)...............................         (2,167,601)      (3,064,553)
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations....................          1,746,883        4,029,370
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (4,297,377)      (5,244,634)
                                                                                        --------------   --------------
Total distributions to shareholders................................................         (4,297,377)      (5,244,634)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................                 --           35,399
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions..........                 --           35,399
                                                                                        --------------   --------------
Total increase (decrease) in net assets............................................         (2,550,494)      (1,179,865)
NET ASSETS:
Beginning of period................................................................         74,258,752       75,438,617
                                                                                        --------------   --------------
End of period......................................................................     $   71,708,258   $   74,258,752
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period..........................     $      351,511   $     (425,117)
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          4,213,115        4,211,129
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --            1,986
                                                                                        --------------   --------------
Common Shares at end of period.....................................................          4,213,115        4,213,115
                                                                                        ==============   ==============


(a) See Note 3 in the Notes to Financial Statements.


Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operation.....................     $    1,746,883
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments.....................................................        (46,461,608)
      Sales, maturities and paydowns on investments................................         51,991,015
      Net amortization/accretion of premiums/discounts on investments..............           (177,284)
      Net realized gain/loss on investments........................................            396,097
      Net increase from payment by sub-advisor.....................................             (1,180)
      Net change in unrealized appreciation/depreciation on investments............          2,167,601
      Net change in restricted cash................................................            512,000
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable..............................................             55,001
      Decrease in prepaid expenses.................................................                362
      Decrease in interest payable on reverse repurchase agreements................               (314)
      Decrease in investment advisory fees payable.................................             (3,138)
      Decrease in legal fees payable...............................................             (2,001)
      Decrease in printing fees payable............................................               (938)
      Increase in administrative fees payable......................................              6,603
      Decrease in custodian fees payable...........................................            (11,111)
      Increase in transfer agent fees payable......................................              2,685
      Decrease in trustees' fees and expenses payable..............................               (139)
      Increase in other liabilities payable........................................                421
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                      $   10,220,955
                                                                                                         --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income..............         (4,297,377)
      Repurchases of reverse repurchase agreements.................................        (45,100,000)
      Reverse repurchase agreements borrowings.....................................         43,517,000
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES..................................................                          (5,880,377)
                                                                                                         --------------

Increase in cash...................................................................                           4,340,578
Cash at beginning of period........................................................                           4,740,738
                                                                                                         --------------
CASH AT END OF PERIOD..............................................................                      $    9,081,316
                                                                                                         ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for excise tax.........................................                      $      110,924
                                                                                                         ==============
Cash paid during the period for interest...........................................                      $       49,615
                                                                                                         ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST MORTGAGE INCOME FUND (FMY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR            YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                                   10/31/2014      10/31/2013      10/31/2012    10/31/2011 (b)  10/31/2010 (a)
                                                 --------------  --------------  --------------  --------------  --------------
Net asset value, beginning of period............    $ 17.63         $ 17.91         $ 18.43         $ 19.59          $ 19.63
                                                    -------         -------         -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................       1.02            1.25            1.28            1.69             2.06
Net realized and unrealized gain (loss).........      (0.61)          (0.28)           0.17           (0.82)           (0.45)
                                                    -------         -------         -------         -------          -------
Total from investment operations................       0.41            0.97            1.45            0.87             1.61
                                                    -------         -------         -------         -------          -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................      (1.02)          (1.25)          (2.03)          (2.03)           (1.65)
                                                    -------         -------         -------         -------          -------
Total from distributions........................      (1.02)          (1.25)          (2.03)          (2.03)           (1.65)
                                                    -------         -------         -------         -------          -------
Premium from shares sold in at the market
   offering.....................................         --              --            0.06              --               --
                                                    -------         -------         -------         -------          -------
Net asset value, end of period..................    $ 17.02         $ 17.63         $ 17.91         $ 18.43          $ 19.59
                                                    =======         =======         =======         =======          =======
Market value, end of period.....................    $ 15.12         $ 15.79         $ 19.00         $ 18.94          $ 20.70
                                                    =======         =======         =======         =======          =======
TOTAL RETURN BASED ON NET ASSET VALUE (c).......       3.01% (d)       6.04% (d)       8.30%           4.60%            9.01%
                                                    =======         =======         =======         =======          =======
TOTAL RETURN BASED ON MARKET VALUE (c)..........       2.17%         (10.47)%         11.86%           1.68%           26.18%
                                                    =======         =======         =======         =======          =======

------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $71,708         $74,259         $75,439         $75,014          $79,495
Ratio of total expenses to average net assets...       1.78%           1.96%           2.47%           2.23%            2.00%
Ratio of total expenses to average net assets...
   excluding interest expense...................       1.72%           1.83%           2.20%           2.14%            1.95%
Ratio of net investment income (loss) to
   average net assets...........................       5.84%           7.01%           7.28%           8.74%           10.50%
Portfolio turnover rate.........................         54%            109%             52%             47%              36%

------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements.

(b) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the investment sub-advisory agreement with Brookfield on July 25, 2011.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) The Fund received reimbursements from Brookfield in the amount of $1,180 and $5,310 for the years ended October 31, 2014 and 2013, respectively. The reimbursements from Brookfield represent less than $0.01 per share and had no effect on the Fund's total return.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2014

                                1. ORGANIZATION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on The New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2014

which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;
            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
            3)    the type, size and cost of a security;
            4)    the financial statements of the issuer;
            5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
            6) the information as to any transactions in or offers for the security;
            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
            8)    the coupon payments;
            9) the quality, value and salability of collateral, if any, securing the security;
           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
           11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
           12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2014

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2014, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Restricted cash in the amount of $50,000, as shown on the Statement of Assets and Liabilities, is associated with reverse repurchase agreements outstanding as of October 31, 2014.

Information for the year ended October 31, 2014:

   Maximum amount outstanding during the period.................. $10,054,000
   Average amount outstanding during the period*................. $ 9,242,479
   Average Common Shares outstanding during the period...........   4,213,115
   Average debt per Common Share outstanding during the period... $      2.19

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2014.

During the year ended October 31, 2014, the interest rates ranged from 0.34% to 1.28%, with a weighted average interest rate of 0.53%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $49,301.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities, if any, are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2014

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2014, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $764,604, an increase in accumulated net realized gain (loss) on investments by $428,829 and a decrease to paid-in capital of $1,193,433. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended October 31, 2014, and 2013, was as follows:

Distributions paid from:                                 2014           2013
Ordinary income.................................      $ 4,297,377    $ 5,244,634

As of October 31, 2014, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................    $    45,039
Undistributed capital gains.......................             --
                                                      -----------
Total undistributed earnings......................         45,039
Accumulated capital and other losses..............     (4,398,469)
Net unrealized appreciation (depreciation)........     (1,999,209)
                                                      -----------
Total accumulated earnings (losses)...............     (6,352,639)
Other.............................................             --
Paid-in capital...................................     78,060,897
                                                      -----------
Net assets........................................    $71,708,258
                                                      ===========

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2014, the Fund had pre-enactment net capital losses for federal income tax purposes of $3,349,872. At October 31, 2014, the Fund had post-enactment net capital losses for federal income tax purposes of $1,048,597 to be carried forward indefinitely. The pre-enactment net capital losses for federal income tax purposes will expire as follows:

                      EXPIRATION DATE             AMOUNT
                      October 31, 2017       $ 1,927,985
                      October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2014, the Fund did not utilize any pre-enactment capital loss carryforwards.

At October 31, 2014, the Fund had pre-enactment capital loss carryforwards that expired in the amount of $1,082,509.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2014

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Fund adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. The Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting or similar agreement counterparty is subject.

At October 31, 2014, reverse repurchase agreement assets and liabilities (by type) on a gross basis are as follows:

                                                                                                  Gross Amounts
                                                                                                not Offset in the
                                                                                                   Statement of
                                                                     Net Amounts of           Assets and Liabilities
                                Gross          Gross Amounts      Liabilities Presented    ----------------------------
                             Amounts of        Offset in the        in the Statement                          Cash
                             Recognized     Statement of Assets       of Assets and         Financial     Segregated as       Net
                             Liabilities      and Liabilities          Liabilities         Instruments      Collateral       Amount
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
   Agreements               $ (8,471,000)         $     --           $ (8,471,000)         $ 8,471,000       $     --       $     --

K. ACCOUNTING PRONOUNCEMENT:

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.

The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions.

The ASU is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund's financial statement disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2014

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

During the year ended October 31, 2014, the Fund received reimbursements from the Sub-Advisor of $1,180 in connection with a trade error.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2014, were $25,412,077 and $17,049,362, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2014, were $29,770,103 and $22,006,257, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 20, 2014, the Fund declared a distribution of $0.085 per share to Common Shareholders of record on December 3, 2014, payable December 10, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST MORTGAGE INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Mortgage Income Fund as of October 31, 2014, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 28, 2014, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2014, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly First Trust Active Dividend Income Fund), First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Trustee Robert F. Keith was elected by the Common Shareholders of the First Trust Mortgage Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Keith was 3,668,805, the number of votes against was 46,128 and the number of abstentions was 498,182. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)


Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Mortgage Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Brookfield Investment Management Inc. (the "Sub-Advisor"), at a meeting held on June 8-9, 2014. The Board of Trustees determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)


In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments, noting that the Sub-Advisor had become responsible for investment advisory services to the Fund in April 2011. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other closed end funds it manages, noting that the Fund's sub-advisory fee rate is lower than the advisory fee rate charged by the Sub-Advisor to the other funds it manages. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only three overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage which have different costs associated with them or may use no leverage; (iii) some peer funds do not employ an advisor/sub-advisor management structure; and (iv) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to a benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 31, 2014 and information provided by the Advisor on the Fund's leverage, including that leverage was accretive to the Fund's total return in 2013. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2013, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)


The Board noted the Sub-Advisor's expenses in providing investment services to the Fund and considered the Sub-Advisor's statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor with respect to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not anticipate any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)

                                                                                                    NUMBER OF          OTHER
                                                                                                  PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST   DIRECTORSHIPS
       NAME, ADDRESS,                 TERM OF OFFICE                                              FUND COMPLEX    HELD BY TRUSTEE
      DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS           OVERSEEN BY      DURING PAST
   POSITION WITH THE FUND              SERVICE (1)                  DURING PAST 5 YEARS              TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term         Physician; President, Wheaton Orthopedics;    111       None
c/o First Trust Advisors L.P.                             Limited Partner, Gundersen Real
120 East Liberty Drive,         o Since Fund Inception    Estate Limited Partnership; Member,
  Suite 400                                               Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Three-Year Term         President (March 2010 to Present), Senior     111       Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,         o Since Fund Inception    (May 2007 to March 2010),                               Inc., ADM
  Suite 400                                               ADM Investor Services, Inc.                             Investor Services
Wheaton, IL 60187                                         (Futures Commission Merchant)                           International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Three-Year Term         President (2003 to Present), Hibs             111       Director of Trust
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Company of
120 East Liberty Drive,         o Since June 2006         Consulting)                                             Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term         Managing Director and Chief Operating         111       Director of
c/o First Trust Advisors L.P.                             Officer (January 2015 to Present), Pelita               Covenant
120 East Liberty Drive,         o Since Fund Inception    Harapan Educational Foundation                          Transport, Inc.
  Suite 400                                               (Educational Products and Services);                    (May 2003 to
Wheaton, IL 60187                                         President and Chief Executive Officer                   May 2014)
D.O.B.: 03/54                                             (June 2012 to September 2014), Servant
                                                          Interactive LLC (Educational Products and
                                                          Services); President and Chief Executive
                                                          Officer (June 2012 to September 2014), Dew
                                                          Learning LLC (Educational Products and
                                                          Services); President (June 2002 to June
                                                          2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee,     o Three-Year Term         Chief Executive Officer (December 2010        111       None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,         o Since Fund Inception    2010), First Trust Advisors L.P. and First
   Suite 400                                              Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

-----------------------------

(1) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES        TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH FUND               LENGTH OF SERVICE                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief          o  Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                     and Chief Financial Officer, First Trust Advisors
   Suite 400                                          o  Since January 2012    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas           Treasurer, Chief Financial   o  Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Officer and Chief                                     President (April 2007 to Present), First Trust
   Suite 400             Accounting Officer           o  Since January 2012    Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine         Secretary and Chief          o  Indefinite Term       General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General
   Suite 400                                          o  Since Fund Inception  Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist      Vice President               o  Indefinite Term       Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                          o  Since Fund Inception  First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher          Chief Compliance Officer     o  Indefinite Term       Deputy General Counsel, First Trust
120 E. Liberty Drive,    and Assistant Secretary                               Advisors L.P. and First Trust Portfolios L.P.
   Suite 400                                          o  Chief Compliance
Wheaton, IL 60187                                        Officer since
D.O.B.: 12/66                                            January 2011

                                                      o  Assistant Secretary
                                                         since Fund Inception

-----------------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2014 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

     o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2013 and $45,000 for the fiscal year ended 2014.

     (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

            Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

     (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2013 and $5,200 for the fiscal year ended October 31, 2014. These fees were for tax return preparation.

            Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

     (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

            All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2014.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
            (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                   (b)  0%

                   (c)  0%

                   (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2013 were $5,200 for the Registrant and $3,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2014 were $5,200 for the Registrant and $43,500 for the Registrant's investment adviser.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

Information provided as of December 23, 2014.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $200 billion in assets under management as of September 30, 2014. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.

Brookfield Asset Management's public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and include global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $17 billion of assets under management as of September 30, 2014.

Anthony Breaks, CFA, Director

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team and has worked for Brookfield since May 2002. He is the portfolio manager responsible for the day-to-day management of the Registrant and is responsible for security analysis, trading and the overall management of the portfolio's exposures. Mr. Breaks is a team leader in MBS/ABS and is a member of the team's securities analysis committee. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Chris Wu, Director
Mr. Wu is a Portfolio Manager on the Securitized Products Investment Team focusing on agency MBS. He has worked for the firm since March 2007 and is responsible for the firm's agency MBS exposures. He is responsible for the Agency MBS exposures of the Registrant and performs security analysis, trading and monitoring of the Agency MBS positions. He develops quantitative tools to formulate research and develop trading strategies for agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from University of Saskatchewan. He also earned a Bachelor of Economics from Huazhong University of Science and Technology in China.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2014.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                     Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
                                         -----------------
       1. Anthony Breaks          Registered Investment Companies:         0            $  0              0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         0            $  0              0                $ 0
                                 ---------------------------------
                                          Other Accounts:                  2            $430              0                $ 0
                                          ---------------

          2. Chris Wu             Registered Investment Companies:         0            $  0              0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         0            $  0              0                $ 0
                                 ---------------------------------
                                          Other Accounts:                  0            $  0              0                $ 0
                                          ---------------

PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when the portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant. These potential conflicts may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2014.

Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

     o      A base salary;

     o      An annual cash bonus;

     o If applicable, long-term compensation consisting of restricted stock units or stock options of the Investment Adviser's ultimate parent company, Brookfield Asset Management, Inc. and

     o If applicable, long term compensation consisting of restricted stock units in private funds managed by the investment professional

Each Portfolio Manager also receives certain retirement, insurance, and other benefits that are broadly available to all employees. Compensation of each Portfolio Manager is reviewed on an annual basis by senior management.

(4)   DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2014.


                                    DOLLAR RANGE OF FUND
                                    SHARES BENEFICIALLY
           NAME                     OWNED

      Anthony Breaks                         $ 0
         Chris Wu                            $ 0


(B)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)            First Trust Mortgage Income Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: Decemnber 23, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: Decemnber 23, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: Decemnber 23, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.